TABLE OF CONTENTS

   USAA Family of Funds                                               1
   Message from the President                                         2
   Investment Review                                                  4
   Message from the Manager                                           5
   Financial Information:
      Distributions to Shareholders                                   7
      Independent Auditors' Report                                    8
      Statement of Assets and Liabilities                             9
      Portfolio of Investments in Securities                         10
      Notes to Portfolio of Investments in Securities                15
      Statement of Operations                                        16
      Statements of Changes in Net Assets                            17
      Notes to Financial Statements                                  18



                          IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Short-Term Bond Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1997, USAA. All rights reserved.



USAA Family of Funds Performance Summary
If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of June 30, 1997.


                                                          Average Annual Total Return(%)*
           Investment                      Inception                                             Since
            Objective                         Date         1 yr         5 yrs        10 yrs     Inception
  Capital Appreciation
==========================================================================================================
  Aggressive Growth                         10/19/81       -1.72        18.38         10.88          -
  Emerging Markets(1)                        11/7/94       15.35         -             -            10.25
  Gold(1)                                    8/15/84      -22.26         3.54         -4.75          -
  Growth                                      4/5/71       21.60        16.94         11.97          -
  Growth & Income                             6/1/93       31.29         -             -            18.53
  International(1)                           7/11/88       21.81        15.39          -            11.77
  S&P 500 Index(4)+                           5/1/96       34.59         -             -            33.24
  World Growth(1)                            10/1/92       21.85         -             -            15.50

  Asset Allocation
=========================================================================================================
  Balanced Strategy(1)                        9/1/95       22.38         -             -            15.48
  Cornerstone Strategy(1)                    8/15/84       20.45        14.33          9.22          -
  Growth and Tax Strategy(2)**               1/11/89       15.72        11.23          -            10.45
  Growth Strategy(1)                          9/1/95       15.37         -             -            21.37
  Income Strategy                             9/1/95       14.48         -             -            10.36

  Income - Taxable
=========================================================================================================
  GNMA                                        2/1/91        9.37         6.85          -             7.67
  Income                                      3/4/74        8.21         7.44          9.45          -
  Income Stock                                5/4/87       20.77        14.21         12.89          -
  Short-Term Bond                             6/1/93        7.71         -             -             5.69

  Income - Tax Exempt
=========================================================================================================
  Long-Term(2)**                             3/19/82        9.22         6.71          8.09          -
  Intermediate-Term(2)**                     3/19/82        8.20         6.76          7.54          -
  Short-Term(2)**                            3/19/82        5.50         4.80          5.59          -
  California Bond(2)**                        8/1/89        8.90         7.13          -             7.58
  Florida Tax-Free Income(2)**               10/1/93        9.79         -             -             4.29
  New York Bond(2)**                        10/15/90        8.86         6.46          -             8.31
  Texas Tax-Free Income(2)**                  8/1/94       10.37         -             -             9.24
  Virginia Bond(2)**                        10/15/90        8.50         6.93          -             8.08

  Money Market
=========================================================================================================
  Money Market(3)                             2/2/81        5.28         4.48          5.80          -
  Tax Exempt Money Market(2),(3)**            2/6/84        3.36         3.04          4.15          -
  Treasury Money Market Trust(3)              2/1/91        5.13         4.28          -             4.38
  California Money Market(2),(3)**            8/1/89        3.29         2.94          -             3.62
  Florida Tax-Free Money Market(2),(3)**     10/1/93        3.26         -             -             3.04
  New York Money Market(2),(3)**            10/15/90        3.21         2.82          -             3.08
  Texas Tax-Free Money Market(2),(3)**        8/1/94        3.31         -             -             3.33
  Virginia Money Market(2),(3)**            10/15/90        3.22         2.87          -             3.20



Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
(2) Some income may be subject to state or local taxes or the federal alternative minimum tax.
(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
(4) S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold or
     promoted by Standard & Poor's,   and  Standard  &  Poor's  makes  no
     representation regarding  the advisability of investing in the product.
  * Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.
 ** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.
  +  Includes the $10 annual account maintenance fee through December 31, 1996.



                        MESSAGE FROM THE PRESIDENT


[PHOTOGRAPH OF PRESIDENT, MICHAEL J.C. ROTH APPEARS HERE]

The last two and one-half
years have been a remarkable
time in the stock market.

These 30 months have witnessed an over 100%(1) rise in the value of equity indices which has translated into greatly increased wealth for many investors.(2) But now it is easy to sense that investors are looking over their shoulders.

This rise in the prices of stocks has had solid underpinnings. The economy has grown, and continues to grow at a robust, but not excessive rate. Inflation has remained well in check, even as employment has risen strongly. Interest rates have remained below the levels they reached in 1994, and, compared to the rate of inflation are probably still a bit high. Perhaps most surprising of all is the fact that we are coming quite close to balancing the federal budget.

Many commentators look at these factors and conclude that the stock market looks reasonable. But others note simply that the market is at or near all-time record levels and is therefore "too high."

The numbers which define the level of the Dow Jones Industrial Average or the S&P 500 Stock Index are not particularly meaningful by themselves. What is meaningful is the relationship of those numbers to numbers which describe the companies in those averages; such as earnings, dividends and growth rates. These relationships are the things that help investors decide whether a stock is cheap or expensive. Only one thing can make the price of a stock go up. The next buyer must make a decision that paying more for a share of that company than did the previous buyer makes sense. Such a decision can be made if a buyer believes that the relationship of price to earnings or growth rate is reasonable. That next buyer is not obligated either. He or she has options. The money could go to bonds, to the money markets, to real estate or to pay off debt.

Invariably, investors will begin to make those alternative decisions. We can be very certain that the stock market will not rise 100% in the next 30 months. That does not mean it will crash. It does mean that the market will find a way to return closer to its historic valuation. It last did that in 1994 when it was essentially flat for a year while corporate earnings grew substantially.

I have been telling investors not to extrapolate 100% every 30 months. Enjoy it, but remember your risk tolerance and your asset allocation. Those are the things that will guide you well through all kinds of markets.

Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


(1) Source: Lipper Analytical Services, Inc.
(2) Past performance is no guarantee of future results. Yields and returns will fluctuate.



                                INVESTMENT REVIEW

SHORT-TERM BOND FUND

OBJECTIVE: High current income consistent with preservation of principal.

TYPES OF INVESTMENTS: A broad range of investment-grade debt securities.


                                           7/31/96            7/31/97
 Net Assets.......................      $101.0 MILLION     $133.7 MILLION
 Net Asset Value Per Share........           $9.79            $10.03

The 30-Day SEC Yield, calculated as prescribed by the Securities and Exchange Commission, was 6.03% based on the July 31, 1997 offering price. On that date, the weighted average maturity of the portfolio was 2.5 years.

  Average Annual Total Returns as of 7/31/97
  1 Year.............................................           8.97%
  Since inception on June 1, 1993....................           5.97%

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

_______________________________________________________________________________
CUMULATIVE PERFORMANCE COMPARISON
_______________________________________________________________________________

A chart in the form of a line graph appears here, illustrating the growth of a $10,000 Investment. The data points from the graph are as follows:

USAA Short-Term Bond Fund
Year                   Amount
-----------------------------
06/01/93              $10,000
06/30/93               10,073
07/31/93               10,087
07/31/94               10,259
07/31/95               11,070
07/31/96               11,692
07/31/97               12,740


Lehman Brothers 1-3 Year Government/
       Corporate Index
Year                   Amount
-----------------------------
06/01/93              $10,000
06/30/93               10,076
07/31/93               10,099
07/31/94               10,329
07/31/95               11,077
07/31/96               11,690
07/31/97               12,554


Lipper Short Investment Grade
    Debt Funds Average
Year                   Amount
-----------------------------
06/01/93              $10,000
06/30/93               10,073
07/31/93               10,113
07/31/94               10,317
07/31/95               10,991
07/31/96               11,582
07/31/97               12,411


The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund to the broad-based Lehman Brothers 1-3 Year Government/Corporate Index and the Lipper Short Investment Grade Debt Funds Average. The Lehman Index is an unmanaged index made up of government, agency, and corporate bonds longer than one year and less than three years. The Lipper Average is the average performance level of all Short Investment Grade Debt Funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds.



                            MESSAGE FROM THE MANAGER


[PHOTOGRAPH OF PORTFOLIO MANAGER, PAUL H. LUNDMARK, CFA IS HERE]


The Fiscal Year
Investors' changing opinions, relating to the economy, contributed to interest rate volatility the last half of the fiscal year. Rates rose sharply in February, March, and April as strong economic numbers caused investors to fear higher rates of inflation. However, since the end of April, interest rates on bonds with maturities from one to thirty years have declined below levels experienced at the beginning of February. Investors are optimistic, even in the face of economic growth, that inflation will remain tame and that the Federal Reserve Board won't have to raise overnight rates(1) anytime soon. Even Federal Reserve Chairman, Alan Greenspan, has called current U.S. economic conditions exceptional.

Portfolio Strategies
My philosophy towards buying bonds is as follows: no one can consistently predict whether interest rates are heading up or down over time. As a result, I will not dramatically change the maturity of the portfolio from one reporting period to the next. Instead, I constantly look for bonds representing good value in terms of income and total return no matter where interest rates are headed. At the present time, the Fund's bond holdings consist primarily of BBB rated corporates and variable rate demand notes.(2) Investor demand is still strong for BBB corporate securities because of their higher yields. Variable rate demand notes provide price stability for the Fund, and because I focus on smaller size investments, their yields are relatively attractive.

Performance
For the fiscal year ending July 31, 1997, your Fund's total return of 8.97% ranked 7 out of 99 funds in the Lipper Short Investment Grade Debt Funds category.(3) Strong performing holdings were Caremark,(4) Developers Diversified, Franchise Finance, Kmart, and Tektronix.

Outlook
I wish I had a crystal ball that could foretell where interest rates were headed. Since I don't, the best way that I can provide value is by continuing with the strategy of finding securities that will provide attractive yields and returns with minimal price volatility.


(1) An overnight rate is the federal funds rate, or the rate banks charge each other for overnight loans.
(2) A variable rate demand note represents borrowings payable on demand and bearing interest tied to a money market rate.
(3) Lipper Analytical Services is an independent organization that monitors performance of mutual funds.
(4) Sold out prior to the end of the reporting period.


A pie chart is shown here depicting the Portfolio Mix as of July 31, 1997 of the USAA Short-Term Bond Fund to be:
Bonds/Notes - 66.8%*, Commercial Paper - 2.5%*, Variable Rate Demand Notes
- 30.0%*.

  * Percentages are of Net Assets and may or may not be equal to 100%.


See page 11 for a complete listing of the Portfolio of Investments in Securities.




                          DISTRIBUTIONS TO SHAREHOLDERS


The following per share information describes the federal tax treatment of distributions made during the fiscal year ended July 31, 1997. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 1998.

       Ordinary income                   $ .6076*
       Long-term capital gains             .0046
                                         -------
          Total                          $ .6122
                                         =======

None of the ordinary income distributions qualify for deduction by corporations.


* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.




                          INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Directors
USAA MUTUAL FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments in securities of the Short-Term Bond Fund, a portfolio of USAA Mutual Fund, Inc. as of July 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights presented in note 7 to the financial statements for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Short-Term Bond Fund, a portfolio of USAA Mutual Fund, Inc. as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.




KPMG Peat Marwick, LLP




San Antonio, Texas
September 3, 1997





Short-Term Bond Fund
Statement of Assets and Liabilities
(In Thousands)

July 31, 1997


Assets
   Investments in securities, at market value (identified cost of $131,396)                  $  132,821
   Cash                                                                                             195
   Receivables:
      Capital shares sold                                                                            94
      Interest                                                                                    2,103
                                                                                             ----------
         Total assets                                                                           135,213
                                                                                             ----------
Liabilities
   Securities purchased                                                                           1,039
   Capital shares redeemed                                                                          217
   USAA Investment Management Company                                                                51
   USAA Transfer Agency Company                                                                      21
   Accounts payable and accrued expenses                                                             53
   Dividends on capital shares                                                                       86
                                                                                             ----------
         Total liabilities                                                                        1,467
                                                                                             ----------
            Net assets applicable to capital shares outstanding                              $  133,746
                                                                                             ==========
Represented by:
   Paid-in capital                                                                           $  132,339
   Accumulated net realized loss on investments                                                     (18)
   Net unrealized appreciation of investments                                                     1,425
                                                                                             ----------
            Net assets applicable to capital shares outstanding                              $  133,746
                                                                                             ==========
   Capital shares outstanding                                                                    13,339
                                                                                             ==========
   Net asset value, redemption price, and offering price per share                           $    10.03
                                                                                             ==========


See accompanying notes to financial statements.





Short-Term Bond Fund
Categories and Definitions
Portfolio of Investments in Securities

July 31, 1997



Fixed Rate Instruments -- consist of bonds and notes. The interest rate is constant to maturity. Prior to maturity, the price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Variable Rate Demand Notes (VRDN) -- provide the right, on any business day, to sell the security for face value on either that day or within 30 days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The VRDN's effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Cash  Equivalents  --  consist  of  short-term   obligations  issued  by  banks,
corporations, and U.S. Government Agencies. The interest rate is constant to maturity.

Credit Enhancement (CRE) -- adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the provider of the credit enhancement, rather than the credit standing of the issuer.






Short-Term Bond Fund
Portfolio of Investments in Securities
(In Thousands)

July 31, 1997



  Principal                                                    Coupon                         Market
   Amount                    Security                           Rate        Maturity           Value
   ------                    --------                           ----        --------           -----

                         Fixed Rate Instruments (66.8%)
               Bank Holding Companies - Other Major
 $     2,500   Provident Bank, Bank Notes                       6.13%       12/15/00        $   2,485
------------------------------------------------------------------------------------------------------

               Banks
       4,000   Advanta National Bank, Bank Notes                6.45        10/30/00            3,934
       5,000   Capital One Bank, Bank Notes                     5.95         2/15/01            4,931
       4,500   Corporacion Andina De Fomento, Global Bonds      7.38         7/21/00            4,645
-----------------------------------------------------------------------------------------------------
                                                                                               13,510
-----------------------------------------------------------------------------------------------------

               Broadcasters
       5,500   Tele-Communications, Inc., Senior Notes          7.38         2/15/00            5,602
-----------------------------------------------------------------------------------------------------

               Electronics - Instrumentation
       4,810   Tektronix, Inc., Notes                           7.63         8/15/02            5,018
-----------------------------------------------------------------------------------------------------

               Entertainment
       4,500   Time Warner, Inc., Global Notes                  7.45         2/01/98            4,535
-----------------------------------------------------------------------------------------------------

               Finance - Business/Commercial
       3,500   Great Lakes Power, Inc., Notes                   8.90        12/01/99            3,690
-----------------------------------------------------------------------------------------------------

               Finance - Real Estate
       3,500   Homeside Lending, Inc., MTN                      6.88         5/15/00            3,552
-----------------------------------------------------------------------------------------------------

               Hotel/Motel
       5,000   Hilton Hotels Corp., Senior Notes                7.38         6/01/02            5,133
-----------------------------------------------------------------------------------------------------

               Real Estate Investment Trusts
       3,000   Developers Diversified Realty Corp.,
                  Senior Notes                                  7.63         5/15/00            3,080
       4,500   Franchise Finance Corp. of America,
                  Senior Notes                                  7.00        11/30/00            4,577
       3,000   Nationwide Health Properties, Inc., MTN          8.61         3/01/02            3,241
       5,000   Oasis Residential, Inc., Notes                   6.75        11/15/01            5,021
       4,500   TriNet Corporate Realty Trust, Inc., Notes       7.30         5/15/01            4,604
-----------------------------------------------------------------------------------------------------
                                                                                               20,523
-----------------------------------------------------------------------------------------------------

               Retail - General Merchandising
       2,000   Kmart Corp., MTN                                 7.72         6/25/02            2,008
       2,000   Kmart Corp., MTN                                 7.76         7/01/02            2,011
-----------------------------------------------------------------------------------------------------
                                                                                                4,019
-----------------------------------------------------------------------------------------------------

               Retail - Specialty
       5,500   MacSaver Financial Services, Inc., Notes         7.40         2/15/02            5,582
-----------------------------------------------------------------------------------------------------

               Special Assessment/Tax/Fee
       5,000   New York, Dormitory Auth. Bonds, Series 1996     6.63%       10/01/00            5,062
-----------------------------------------------------------------------------------------------------

               Telecommunications
       4,000   WorldCom, Inc., Senior Notes                     7.55         4/01/04            4,186
------------------------------------------------------------------------------------------------------

               Tobacco
       1,300   Empresas La Moderna S.A. de C.V., Notes         10.25        11/12/97            1,318(a)
       5,000   RJR Nabisco, Inc., Notes                         8.00         7/15/01            5,138
-----------------------------------------------------------------------------------------------------
                                                                                                6,456
-----------------------------------------------------------------------------------------------------
               Total fixed rate instruments (cost: $87,928)                                    89,353
-----------------------------------------------------------------------------------------------------

                       Variable Rate Demand Notes (30.0%)
               Buildings
       5,375   Erie Funding I, Notes (CRE)                      5.75        11/01/16            5,375
       2,325   Montgomery, AL, IDB RB, Series 1996C (CRE)       5.75         7/01/16            2,325
         675   New Jersey Economic Development Auth. Bonds,
                  Series 1996A2 (CRE)                           6.00        11/01/16              675
         600   New Jersey Economic Development Auth. Bonds,
                  Series 1996D2 (CRE)                           6.00        11/01/06              600
       1,625   Scottsboro, AL, IDB RB, Series 1995 (CRE)        5.75        10/01/10            1,625
-----------------------------------------------------------------------------------------------------
                                                                                               10,600
-----------------------------------------------------------------------------------------------------

               Chemicals
       2,595   Upper Illinois River Valley Development
                  Auth. RB, Series 1996B (CRE)                  5.80        12/01/21            2,595
-----------------------------------------------------------------------------------------------------

               Electrical Equipment
         850   APSCO, Inc., Notes, Series 1996 (CRE)            5.80         9/01/03              850
-----------------------------------------------------------------------------------------------------

               Entertainment
       3,880   Denver, CO, Urban Renewal Auth. Tax
                  Increment RB, Series 1992B (CRE)              5.80         9/01/11            3,880
-----------------------------------------------------------------------------------------------------

               Finance - Receivables
       1,000   KBL Capital Fund, Inc., Installment #1 Notes,
                  Series A (CRE)                                5.64         5/01/27            1,000
       1,500   KBL Capital Fund, Inc., Installment #2 Notes,
                  Series A (CRE)                                5.64         5/01/27            1,500
-----------------------------------------------------------------------------------------------------
                                                                                                2,500
-----------------------------------------------------------------------------------------------------

               General Obligations
       1,300   Salinas, CA, Public Financing Auth. RB,
                  Series 1997B (CRE)                            5.75         3/01/27            1,300
-----------------------------------------------------------------------------------------------------

               Heavy Duty Trucks & Parts
       2,910   Missouri Economic Development Export IDA RB,
                  Series 1993B (CRE)                            6.00         6/01/08            2,910
-----------------------------------------------------------------------------------------------------

               Hotel/Motel
       2,640   Birmingham, AL, Historical Preservation Auth.
                  Taxable RB, Series 1993 (CRE)                 6.15         5/01/18            2,640
       3,145   Rockside Road Properties, Notes, Series
                  1995 (CRE)                                    5.75         7/01/10            3,145
-----------------------------------------------------------------------------------------------------
                                                                                                5,785
-----------------------------------------------------------------------------------------------------

               Housing - Multi-Family
         480   Bartlett, IL, MFH RB, Series 1995 (CRE)          6.05         3/01/25              480
       4,300   Continental Valorem Corp., DEB,
                  Series 1988 (CRE)                             6.00         6/01/13            4,300
-----------------------------------------------------------------------------------------------------
                                                                                                4,780
-----------------------------------------------------------------------------------------------------

               Machinery - Diversified
       2,500   Huntsville, AL, IDB RB, Series 1997 (CRE)        5.79         5/01/17            2,500
-----------------------------------------------------------------------------------------------------

               Real Estate
       2,475   Wynrose, Inc., Notes, Series 1995A (CRE)         5.75        11/01/05            2,475
-----------------------------------------------------------------------------------------------------
               Total variable rate demand notes (cost: $40,175)                                40,175
-----------------------------------------------------------------------------------------------------

                             Cash Equivalents (2.5%)
               Commercial Paper
       1,000   AT & T Capital Corp.                             5.82         8/04/97              999
       2,294   Pacificorp Holdings, Inc.                        6.00         8/01/97            2,294
-----------------------------------------------------------------------------------------------------
               Total cash equivalents (cost: $3,293)                                            3,293
-----------------------------------------------------------------------------------------------------
               Total investments (cost: $131,396)                                           $ 132,821
=====================================================================================================



                          Portfolio Summary By Industry



          Real Estate Investment Trusts                             15.3%
          Bank Related                                              12.0
          Hotel/Motel                                                8.2
          Buildings                                                  7.9
          Entertainment                                              6.3
          Finance - Business/Commercial                              5.2
          Tobacco                                                    4.8
          Broadcasters                                               4.2
          Retail - Specialty                                         4.2
          Special Assessment/Tax/Fee                                 3.8
          Electronics - Instrumentation                              3.7
          Housing - Multi-Family                                     3.6
          Telecommunications                                         3.1
          Retail - General Merchandising                             3.0
          Finance - Real Estate                                      2.7
          Heavy Duty Trucks & Parts                                  2.2
          Chemicals                                                  1.9
          Finance - Receivables                                      1.9
          Machinery - Diversified                                    1.9
          Real Estate                                                1.8
          General Obligations                                        1.0
          Electrical Equipment                                        .6
                                                                    ----
          Total                                                     99.3%
                                                                    ====




Short-Term Bond Fund
Notes to Portfolio of Investments in Securities

July 31, 1997


General Notes
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 7.2% of net assets at July 31, 1997.


Portfolio Description Abbreviations
            CRE      Credit Enhanced
            DEB      Debentures
            IDA      Industrial Development Authority/Agency
            IDB      Industrial Development Board
            MFH      Multi-Family Housing
            MTN      Medium-Term Note
            RB       Revenue Bond

Specific Notes
(a) Security is exempt from registration under the Securities Act of 1933 and has been determined to be liquid by the Manager. Any resale of this security may occur in an exempt transaction in the United States to a qualified institutional buyer as defined by Rule 144A.


See accompanying notes to financial statements.





Short-Term Bond Fund
Statement of Operations
(In Thousands)


Year ended July 31, 1997


Net investment income:
   Interest income                                                                              $ 7,677
                                                                                                -------
   Expenses:
      Management fees                                                                               277
      Transfer agent's fees                                                                         238
      Custodian's fees                                                                               61
      Postage                                                                                        21
      Shareholder reporting fees                                                                      9
      Directors' fees                                                                                 4
      Registration fees                                                                              54
      Audit fees                                                                                     29
      Legal fees                                                                                      3
      Other                                                                                           9
                                                                                                -------
         Total expenses before reimbursement                                                        705
      Expenses reimbursed                                                                          (127)
                                                                                                -------
         Total expenses after reimbursement                                                         578
                                                                                                -------
            Net investment income                                                                 7,099
                                                                                                -------
Net realized and unrealized gain on investments:
   Net realized gain                                                                                410
   Change in net unrealized appreciation/depreciation                                             2,464
                                                                                                -------
            Net realized and unrealized gain                                                      2,874
                                                                                                -------
Increase in net assets resulting from operations                                                $ 9,973
                                                                                                =======



See accompanying notes to financial statements.





Short-Term Bond Fund
Statements of Changes in Net Assets
(In Thousands)

Years ended July 31,



                                                                            1997                 1996
                                                                            ----                 ----
From operations:
   Net investment income                                                 $   7,099           $    5,732
   Net realized gain on investments                                            410                  180
   Change in net unrealized appreciation/depreciation
      of investments                                                         2,464               (1,033)
                                                                         ---------           ----------
      Increase in net assets resulting from operations                       9,973                4,879
                                                                         ---------           ----------
Distributions to shareholders from:
   Net investment income                                                    (7,099)              (5,732)
                                                                         ---------           ----------
   Net realized gains                                                          (51)                -
                                                                         ---------           ----------
From capital share transactions:
   Proceeds from shares sold                                                75,807               70,903
   Shares issued for dividends reinvested                                    6,140                4,971
   Cost of shares redeemed                                                 (52,056)             (50,179)
                                                                         ---------           ----------
      Increase in net assets from capital share transactions                29,891               25,695
                                                                         ---------           ----------
Net increase in net assets                                                  32,714               24,842
Net assets:
   Beginning of period                                                     101,032               76,190
                                                                         ---------           ----------
   End of period                                                         $ 133,746           $  101,032
                                                                         =========           ==========
Change in shares outstanding:
   Shares sold                                                               7,655                7,189
   Shares issued for dividends reinvested                                      620                  505
   Shares redeemed                                                          (5,259)              (5,093)
                                                                         ---------           ----------
      Increase in shares outstanding                                         3,016                2,601
                                                                         =========           ==========
Authorized shares of $.01 par value                                         25,000               25,000
                                                                         =========           ==========



See accompanying notes to financial statements.




Short-Term Bond Fund
Notes to Financial Statements

July 31, 1997



(1)   Summary of Significant Accounting Policies
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this annual report pertains only to the Short-Term Bond Fund (the Fund). The Fund's investment objective is high current income consistent with preservation of principal.

A. Security valuation -- The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)   Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 13, 1998, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the year ended July 31, 1997.

(3)   Distributions
Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed at July 31, 1997. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4)   Investment Transactions
Purchases and sales of securities, excluding short-term securities, for the year ended July 31, 1997 were $42,425,328 and $20,059,989, respectively.

Gross unrealized appreciation and depreciation of investments as of July 31, 1997 was $1,592,537 and $167,553, respectively.

(5)   Transactions with Manager
A. Management fees -- The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .24% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to .50% of its annual average net assets.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6)   Transactions with Affiliates
Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.

(7)   Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:




                                                                              Ten-Month      Four-Month
                                           Year Ended July 31,              Period Ended    Period Ended
                                  ----------------------------------           July 31,     September 30,
                                  1997           1996           1995            1994           1993**
                                  ----           ----           ----            ----           ----
Net asset value at
   beginning of period         $     9.79     $     9.87       $   9.74       $  10.08      $   10.00
Net investment income                 .61            .62            .61            .37            .14
Net realized and unrealized
   gain (loss)                        .25           (.08)           .13           (.33)           .08
Distributions from net
   investment income                 (.61)          (.62)          (.61)          (.37)          (.14)
Distributions of realized
   capital gains                     (.01)           -              -             (.01)           -
                               ----------     ----------       --------       --------      ---------
Net asset value at
   end of period               $    10.03     $     9.79       $   9.87       $   9.74      $   10.08
                               ==========     ==========       ========       ========      =========
Total return (%) *                   8.97           5.62           7.90            .39           2.19
Net assets at end
   of period (000)             $  133,746     $  101,032       $ 76,190       $ 48,228      $  25,679
Ratio of expenses to
   average net assets (%)             .50(b)         .50(b)         .50(b)         .50(a,b)       .50(a,b)
Ratio of net investment
   income to average
   net assets (%)                    6.14(b)        6.29(b)        6.34(b)        4.51(a,b)      4.21(a,b)
Portfolio turnover (%)              27.85          66.81         103.02         142.08          32.49


  * Assumes reinvestment of all dividend income and capital gain distributions during the period.
 **  Fund commenced operations June 1, 1993.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) The information contained in the previous table is based on actual expenses for the period, after giving effect to reimbursement of expenses by the Manager. Absent such reimbursement the Fund's ratios would have been:



                                                                              Ten-Month     Four-Month
                                          Year Ended July 31,               Period Ended   Period Ended
                                   ----------------------------------         July 31,     September 30,
                                   1997           1996           1995           1994           1993 **
                                   ----           ----           ----           ----           ----
Ratio of expenses to
   average net assets (%)             .61            .66            .74            .87(a)        1.57(a)
Ratio of net investment
   income to average
   net assets (%)                    6.03           6.13           6.10           4.14(a)        3.14(a)

